Aberdeen Investment Funds (the “Trust”)

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Supplement dated May 17, 2017 to the Statutory Prospectus

dated February 28, 2017, as supplemented to date (the “Prospectus”)

The following replaces the sections entitled “Fees and Expenses of the Fund” and “Example” for the Aberdeen Select International Equity Fund in the section entitled, “Summary — Aberdeen Select International Equity Fund” beginning on page 1 of the Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Select International Equity Fund.  This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Class Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.27%	0.27%
Total Annual Fund Operating Expenses(1)	1.42%	1.17%

(1)         The Fund has received payment on tax reclaims from some European jurisdictions related to prior years (2005-2008) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt by the Fund of the tax reclaims from these jurisdictions results in a tax liability to the Fund to offset the tax benefits that shareholders received in the past, the precise amount of the tax liability is uncertain and subject to negotiations with the U.S. IRS.

Uncertain taxes and costs associated with Article 63 EU Tax Reclaims are not included in the expense table above.  In addition to the operating expenses shown in the table above, the Fund has accrued a tax expense representing approximately 2.40% of assets under management as of April 30, 2017.  If these taxes and costs were included in the table above, the expense ratio would materially increase.

Please see the Performance section for details on the impact of the receipt of the Article 63 EU Tax Reclaim payments. Upon final determination of the U.S. IRS, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Fund’s expenses, net asset value and performance may be materially adversely impacted.

Example

This Example is intended to help you compare the cost of investing in the Select International Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$145	$449	$776	$1,702
Institutional Class shares	$119	$372	$644	$1,420

The example does not include the impact of the uncertain taxes and costs associated with the receipt by the Fund of Article 63 EU Tax Reclaims as noted in the footnote below the table in “Fees and Expenses of the Fund.”  If the uncertain taxes and costs associated with these reclaims were included, the expenses would be materially higher.

The following replaces the section entitled “Performance” for the Aberdeen Select International Equity Fund in the section entitled, “Summary — Aberdeen Select International Equity Fund” beginning on page 3 of the Prospectus:

Performance

The bar chart and table below can help you evaluate potential risks of the Select International Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World ex USA Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) and Aberdeen Asset Managers Limited (“AAML”) became adviser and sub-adviser of the Fund, respectively, on May 22, 2013. Performance prior to this date reflects the performance of an unaffiliated adviser.

Performance shown for periods after December 16, 2016 reflect the Fund’s receipt of payment of Article 63 EU Tax Reclaims related to prior years (2005-2008), the receipt of which was uncertain.  The receipt of these extraordinary payments increased the Fund’s performance for all periods that include December 2016 and February 2017 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims.  There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.

Annual Total Returns — Class A Shares

(Years Ended Dec. 31)

Highest Return: 22.02% - 2nd quarter 2009

Lowest Return: -24.53% - 3rd quarter 2011

As of March 31, 2017, the Fund’s year to date performance was 15.15%.

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

As of December 31, 2016

	1 Year	5 Years	10 Years
Class A shares (inception date: 10/4/93) – Before Taxes	6.48%	2.03%	-2.87%
Class A shares – After Taxes on Distributions	6.01%	1.09%	-3.74%
Class A shares – After Taxes on Distributions and Sale of Shares	3.67%	1.21%	-2.00%
Institutional Class shares (inception date: 11/17/99) – Before Taxes	6.78%	2.29%	-2.63%
MSCI All Country World ex USA Index (reflects no deduction for expenses or taxes)	5.01%	5.48%	1.42%

The following replaces the sections entitled “Fees and Expenses of the Fund” and “Example” for the Aberdeen Select International Equity Fund II in the section entitled, “Summary — Aberdeen Select International Equity Fund II” beginning on page 5 of the Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Select International Equity Fund II.  This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Class Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)
Total Annual Fund Operating Expenses(1)	1.50%	1.27%

(1)         The Fund has received payment on tax reclaims from some European jurisdictions related to prior years (2005-2009) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”).  The receipt by the Fund of the tax reclaims from these jurisdictions results in a tax liability to the Fund to offset the tax benefits that shareholders received in the past, the precise amount of the tax liability is uncertain and subject to negotiations with the U.S. IRS.

Uncertain taxes and costs associated with Article 63 EU Tax Reclaims are not included in the expense table above.  In addition to the operating expenses shown in the table above, the Fund has accrued a tax expense representing approximately 1.55% of assets under management as of April 30, 2017.  If these taxes and costs were included in the table above, the expense ratio would materially increase.

Please see the Performance section for details on the impact of the receipt of the Article 63 EU Tax Reclaim payments.  Upon final determination of the U.S. IRS, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Fund’s expenses, net asset value and performance may be materially adversely impacted.

Example

This Example is intended to help you compare the cost of investing in the Select International Equity Fund II with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$153	$474	$818	$1,791
Institutional Class shares	$129	$403	$697	$1,534

The example does not include the impact of the uncertain taxes and costs associated with the receipt by the Fund of Article 63 EU Tax Reclaims as noted in the footnote below the table in “Fees and Expenses of the Fund.”  If the uncertain taxes and costs associated with these reclaims were included, the expenses would be materially higher.

The following replaces the section entitled “Performance” for the Aberdeen Select International Equity Fund II in the section entitled, “Summary — Aberdeen Select International Equity Fund II” beginning on page 7 of the Prospectus:

Performance

The bar chart and table below can help you evaluate potential risks of the Select International Equity Fund II. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World ex USA Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) and Aberdeen Asset Managers Limited (“AAML”) became adviser and sub-adviser of the Fund, respectively, on May 22, 2013. Performance prior to this date reflects the performance of an unaffiliated adviser.

Performance shown for periods after February 1, 2017 reflect the Fund’s receipt of payment of Article 63 EU Tax Reclaims related to prior years (2005-2009), the receipt of which was uncertain.  The receipt of these extraordinary payments increased the Fund’s performance for all periods that include February 2017 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims.  There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.

Annual Total Returns — Class A Shares

(Years Ended Dec. 31)

Highest Return: 21.94% - 2nd quarter 2009

Lowest Return: -24.29% - 3rd quarter 2011

As of March 31, 2017, the Fund’s year to date performance was 12.90%.

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

As of December 31, 2016

	1 Year	5 Years	10 Years
Class A shares (inception date: 5/4/05) – Before Taxes	5.92%	2.27%	-2.10%
Class A shares – After Taxes on Distributions	5.17%	1.44%	-2.75%
Class A shares – After Taxes on Distributions and Sales of Shares	3.35%	1.49%	-1.60%
Institutional Class shares (inception date: 5/4/05) – Before Taxes	6.36%	2.55%	-1.84%
MSCI All Country World ex USA Index (reflects no deduction for expenses or taxes)	5.01%	5.48%	1.42%

The following section is added prior to the section entitled “Selling and Exchanging Shares” under “Distributions and Taxes” beginning on page 57 of the Prospectus.

Article 63 EU Tax Reclaims

As noted in the shareholder reports’ Notes to Financial Statements, the Aberdeen Select International Equity Fund and Aberdeen Select International Equity Fund II (collectively, the “International Equity Funds”) have filed for Article 63 EU Tax Reclaims related to prior years (2005-2015). Consistent with U.S. GAAP accrual requirements, the International Equity Funds have recognized the Article 63 EU Tax Reclaims when a payment has been received, and have not recorded a receivable amount for the Article 63 EU Tax Reclaims because there is limited historical precedent for U.S. funds collecting reclaims of this magnitude and the total amount of the reclaims that these funds may receive in the future is uncertain. Any additional amounts to which the International Equity Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of each fund at that time.  In addition, Article 63 EU Tax Reclaims amounts received will be subject to tax.  The U.S. Internal Revenue Service has not yet determined the amount of taxes that the Fund must pay on these amounts. For tax accounting purposes, these payments are treated as income and will be distributed in due course.

The Article 63 EU Tax Reclaim payments received by the International Equity Funds from certain EU countries as of the date of this supplement significantly increased the Aberdeen Select International Equity Fund’s performance from December 16, 2016 and the Aberdeen Select International Equity Fund II’s performance from February 1, 2017.  Without these payments, each International Equity Fund’s performance would have been lower during this period.  In the tax years for which the International Equity Funds filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid to foreign jurisdictions.  The receipt by the International Equity Funds of the tax reclaims from these jurisdictions will also result in tax liability to the relevant Fund to offset the tax benefits that shareholders received in the past, the precise amount of the tax is uncertain and subject to settlement negotiations with the U.S. IRS.  Based on current information available, an estimated tax amount has been accrued and is reflected within each International Equity Fund’s net asset value and performance.  Furthermore, upon final determination of the U.S. IRS, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the relevant International Equity Fund’s expenses, net asset value and performance may be materially adversely impacted.   Please see the sections on “Fees and Expenses of the Fund” and “Performance” for the relevant fund for further information.

The taxes and costs related to the recent reclaims received are not expected to recur; however, the International Equity Funds have other uncertain Article 63 EU Tax Reclaims in various EU countries, which, if received, would affect the fund’s performance and expenses upon receipt of the payment.  It is important to note that the Article 63 EU Tax Reclaims payments made by some countries do not affect determinations by other Article 63 EU Tax Reclaim countries and payment by other countries remains uncertain.

The following replaces the section entitled “China Interbank Bond Market” under “Fund Details” beginning on page 32 of the Prospectus.

China Interbank Bond Market.  To the extent permitted by their principal investment strategies, the Funds may transact in the China Interbank Bond Market (“CIBM”) when buying or selling portfolio securities for the Fund.  The China bond market is made up of the CIBM and the exchange listed bond market. The CIBM was established in 1997 and was limited to domestic participants, but access to the market has since been expanded. Currently, more than 90% of People’s Republic of China (“PRC) bond trading activity takes place in the CIBM, and the main products traded in this market include government bonds, central bank papers, policy bank bonds and non-financial firms’ medium-term notes.

Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in prices of debt securities traded on such market fluctuating significantly.

The bid and offer spreads of the prices of the PRC bonds may be large, and Funds transacting in the CIBM may therefore incur significant trading and realization costs and may even suffer losses when selling such investments. To the extent that a Fund transacts in the CIBM, it may also be exposed to risks associated with settlement procedures and default of counterparties. The CIBM is also subject to regulatory risks. For more information, please see “Foreign Securities (including Developing Countries)” in the SAI.

Aberdeen Investment Funds (the “Trust”)

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Supplement dated May 17, 2017 to the Statement of Additional Information

dated February 28, 2017, as supplemented to date (the “SAI”)

Effective April 20, 2017, the section entitled “Relevant Business and Mutual Fund Experience of Trustees” under “BOARD OF TRUSTEES AND OFFICERS OF THE FUNDS” beginning on page 103 of the SAI is deleted in its entirety and replaced with the following:

Relevant Business and Mutual Fund Experience of Trustees

Antoine Bernheim: Mr. Bernheim is the independent Chairman of the Trust. He is an experienced business executive with service in business and finance since 1977. He is the President and founder of Dome Capital Management, Inc., a financial advisory firm, and was Chairman and founder of Dome Securities Corp., a broker-dealer from 1995 to 2012. Mr. Bernheim advises institutional and private investors and has been active in the sponsorship of and capital raising for hedge funds. He has served on the Trust’s Board of Trustees and its related Committees since 2004. He has many years of experience with the Funds’ operations and history. Mr. Bernheim is currently the Chairman of the Risk Management Oversight Committee and is also a member of the Audit and Valuation Committee and Nominating and Governance Committee.

Thomas J. Gibbons: Mr. Gibbons is an experienced business executive with service in consulting and sales and line management since 1971. He is the founder of Cornerstone Associates, a management consulting firm. He has served on the Trust’s Board of Trustees and its related Committees since 2004. He has many years of experience with the Funds’ operations and history. Mr. Gibbons has participated in numerous Independent Directors Council and Mutual Fund Directors Forum Panels dealing with Mutual Fund Director issues. Mr. Gibbons is currently the Chairman of the Investment Management and Service Contracts Committee and is also a member of the Risk Management Oversight Committee.

Robert S. Matthews: Mr. Matthews is an experienced business executive who has practiced accounting since 1965. He was a partner at KPMG until 1989 when he left KPMG to start a new C.P.A. firm. He is the founder and managing partner of Matthews & Co., LLP, a certified public accounting firm. He served as a Trustee of the Allstate Financial Investment Trust, a registered investment company, for 1 year. He has served on the Trust’s Board of Trustees and related Committees since 1992. He has many years of experience with the Funds’ operations and history. Mr. Matthews is currently the Chairman of the Audit and Valuation Committee and is also a member of the Investment Management and Service Contracts Committee and Risk Management Oversight Committee.

Peter Wolfram: Mr. Wolfram is an experienced corporate business attorney who has practiced international corporate governance since 1984. He is a partner of Kelley Drye & Warren LLP, an international law firm based in New York, and advises multinational companies on their businesses and mergers and acquisition transactions. He has served on the Trust’s Board of Trustees and related Committees since 1992. He has many years of experience with the Funds’ operations and history. Mr. Wolfram is currently the Chairman of the Nominating and Governance Committee and is a member of the Risk Management Oversight Committee and Audit and Valuation Committee.

Bev Hendry: Mr. Hendry is an experienced business executive with service in business and finance since 1987. He has been CEO — Americas of Aberdeen Asset Management Inc. since December 2016. He previously held the position of Co-Head of Americas. He has been Vice President of Aberdeen Fund Distributors LLC, the Funds principal underwriter, since February 2017.  Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. He left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer. Mr. Hendry joined the Board in February 2017. Mr. Hendry has several years of experience in the investment management industry.

Effective April 20, 2017, the section entitled “Board Leadership Structure and Risk Oversight” under “BOARD OF TRUSTEES AND OFFICERS OF THE FUNDS” beginning on page 105 of the SAI is deleted in its entirety and replaced with the following:

Board Leadership Structure and Risk Oversight

Since 2004 the Chairman of the Funds’ Board has been and continues to be an “independent person,” as the term is defined in the 1940 Act. The current Chairman, Antoine Bernheim, is a recognized expert on hedge funds and has been involved in the investment management business for over 25 years. Since inception, the Funds’ Board has been comprised of at least a majority of Trustees who are not interested persons, as the term is defined in the 1940 Act, of the Trust (the “Independent Trustees”) and remains committed to trustee independence.

The Board has chosen to select different individuals as Chairman of the Board and as President of the Trust. Mr. Bernheim serves as Chairman of the Board, while Mr. Bev Hendry, Co-Head of Americas and Chief Financial Officer of the Adviser, serves as President and Chief Executive Officer of the Trust as well as a Trustee on the Board. The Board believes that this leadership structure is appropriate, since Mr. Hendry provides the Board with insight regarding the day-to-day management, while Mr. Bernheim provides an independent perspective on the general oversight.

The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including, among other risks, investment, compliance, financial, operational, and valuation risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk). The Board has established the Risk Management Oversight Committee (the “RMOC”) to oversee the Funds’ risk management policies and procedures and investments in futures, swaps, options and other derivatives and complex financial instruments. The RMOC also reviews all new investment products and strategies proposed by the Adviser prior to approval of such by the Board. In discharging its oversight responsibilities, the RMOC considers risk management issues throughout the year by reviewing monthly reports prepared by the Adviser. The Adviser provides a monthly report to the RMOC detailing statistical and other relevant information related to portfolio and operational risk including changes in risk profile. In addition, the Adviser provides an Enterprise Risk Report to the RMOC annually which details material risks concerning the Funds. The RMOC is comprised of all members of the Board and it consults with counsel to the Funds regularly. Meetings of the RMOC are conducted periodically during the year in order to discuss with the Adviser each Fund’s current portfolio and operational risk profile. The RMOC met two times during the fiscal year ended October 31, 2016. The Board has determined that the Funds’ leadership and committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationship between the Funds, on the one hand, and the Adviser and certain other principal service providers, on the other.

In addition to the RMOC, the Board’s other committees assist in overseeing various types of risks relating to the Funds, including but not limited to, valuation risk, financial risk, compliance risk and operational risk. The Board receives reports from each committee regarding each committee’s area of responsibility and, through these reports and its regular interactions with management of the Adviser during and between meetings, reviews the Adviser’s risk management processes. The Board reviews the fair value determinations of the Adviser through the Audit and Valuation Committee. The Audit and Valuation Committee met nine times during the fiscal year ended October 31, 2016. The Board has appointed a Chief Compliance Officer for the Funds (the “Fund CCO”) who provides a comprehensive written report annually and presents quarterly reports at the Board’s regular meetings. The Board receives regular reports from both the Fund CCO and administrator, detailing the results of the Funds’ compliance with its Board adopted policies and procedures, the investment policies and limitations, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues concerning the Funds with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Funds. The Board’s Audit and Valuation Committee also receive reports on various aspects of risk that might affect the Funds and offers advice to management, as appropriate. The Board also meets in executive session with counsel to the Funds, the Fund CCO and representatives of the Adviser, as needed. The Fund CCO also meets with the Board in private without representatives of the Adviser or its affiliates present. Through these regular reports and interactions, the Board oversees the risk management parameters for the Funds. In addition, through the Investment Management and Service Contracts Committee, the Board reviews the Advisory Agreement and contracts with service providers and reviews the Funds’ procedures for measuring the quality of services delivered by each of the service providers. The Investment Management and Service Contracts Committee met five times during the fiscal year ended October 31, 2016. Lastly, through the Nominating and Governance Committee, the Board monitors emerging corporate governance trends and oversees and evaluates the Funds’ corporate governance policies and programs. The Nominating and Governance Committee met two times during the fiscal year ended October 31, 2016.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board’s RMOC or other Committees.

Please retain this Supplement for future reference.